Long-Term Debt	3 Months Ended
Mar. 31, 2015
Debt Disclosure [Abstract]
Long-Term Debt
(6) Long-Term Debt

As of March 31, 2015 and December 31, 2014, long-term debt consisted of the following (in millions):

	March 31, 2015	December 31, 2014
Partnership credit facility (due 2020), interest based on Prime and/or LIBOR plus an applicable margin, interest rate at March 31, 2015 and December 31, 2014 was 1.6% and 1.9%, respectively	$709.0	$237.0
Senior unsecured notes (due 2019), net of discount of $0.5 million, which bear interest at the rate of 2.70%	399.5	399.5
Senior unsecured notes (due 2022), including a premium of $21.1 million at March 31, 2015 and $21.9 million at December 31, 2014, which bear interest at the rate of 7.125%	183.7	184.4
Senior unsecured notes (due 2024), net of premium of $3.1 million at March 31, 2015 and $3.2 million at December 31, 2014, which bear interest at the rate of 4.40%	553.1	553.2
Senior unsecured notes (due 2044), net of discount of $0.3 million, which bear interest at the rate of 5.60%	349.7	349.7
Senior unsecured notes (due 2045), net of discount of $1.6 million at March 31, 2015 and $1.7 million at December 31, 2014, which bear interest at the rate of 5.05%	298.4	298.3
Other debt	0.3	0.4
Debt classified as long-term	$2,493.7	$2,022.5

Credit Facility

On February 20, 2014, the Partnership entered into a $1.0 billion unsecured revolving credit facility, which includes a $500.0 million letter of credit subfacility (the “Partnership credit facility”). On February 5, 2015, the Partnership exercised the accordion under the Partnership credit facility, increasing the size of the facility to $1.5 billion and also exercised an option to extend the maturity date of the Partnership credit facility to March 6, 2020. The Partnership also entered into certain amendments to the Partnership credit facility pursuant to which the Partnership is permitted to, (1) subject to certain conditions and the receipt of additional commitments by one or more lenders, increase the aggregate commitments under the Partnership credit facility by an additional amount not to exceed $500 million and, (2) subject to certain conditions and the consent of the requisite lenders, on two separate occasions extend the maturity date of the Partnership credit facility by one year. The Partnership credit facility contains certain financial, operational and legal covenants. Among other things, these covenants include maintaining a ratio of consolidated indebtedness to consolidated EBITDA (as defined in the Partnership credit facility, which definition includes projected EBITDA from certain capital expansion projects) of no more than 5.0 to 1.0. If the Partnership consummates one or more acquisitions in which the aggregate purchase price is $50.0 million or more, the maximum allowed ratio of consolidated indebtedness to consolidated EBITDA may be increased to 5.5 to 1.0 for the quarter of the acquisition and the three following quarters.

Borrowings under the Partnership credit facility bear interest at the Partnership’s option at the Eurodollar Rate (the LIBOR Rate) plus an applicable margin or the Base Rate (the highest of the Federal Funds Rate plus 0.50%, the 30-day Eurodollar Rate plus 1.0% or the administrative agent’s prime rate) plus an applicable margin. The applicable margins vary depending on the Partnership’s credit rating. Upon breach by the Partnership of certain covenants governing the Partnership credit facility, amounts outstanding under the Partnership credit facility, if any, may become due and payable immediately.

As of March 31, 2015, there were $2.9 million in outstanding letters of credit and $709.0 million in outstanding borrowings under the Partnership’s credit facility, leaving approximately $788.1 million available for future borrowing based on the borrowing capacity of $1.5 billion.

All other material terms of the credit facility are described in Part II, “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Indebtedness” in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2014. The Partnership expects to be in compliance with all credit facility covenants for at least the next twelve months.